UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2017

Item 1. Report to Stockholders.

Congress Large Cap Growth Fund
Congress Mid Cap Growth Fund
Congress Small Cap Growth Fund
Congress All Cap Opportunity Fund

ANNUAL REPORT

October 31, 2017

CONGRESS FUNDS

TABLE OF CONTENTS

Shareholder Letter	1
Historical Performance	5
Sector Allocations	13
Schedules of Investments
Congress Large Cap Growth Fund	14
Congress Mid Cap Growth Fund	16
Congress Small Cap Growth Fund	17
Congress All Cap Opportunity Fund	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	27
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	43
Expense Examples	44
Approval of Investment Advisory Agreements	46
Trustees and Executive Officers	49
Additional Information	51
Privacy Notice	Inside Back Cover

Annual Letter to Mutual Fund Shareholders
October 31, 2017

Dear Shareholders:

This annual report represents our first communication since Congress Asset Management Company, LLC (CAM) acquired Century Capital Management, LLC. CAM is delighted to welcome Century Shares Trust and Century Small Cap Growth shareholders into the Congress Family of Funds. The combination marries two firms that shared a similar investment philosophy and style. CAM now has 21 investment professionals including portfolio managers and analysts.

Two portfolio managers and one equity research analyst joined CAM in the Century transaction: Lanny Thorndike, Jeff Kerrigan, and Eric Meyers are experienced investment professionals that add depth to CAM’s already strong investment team. Lanny Thorndike has been named co-portfolio manager on both the Congress Large Cap Growth Fund and the Congress Small Cap Growth Fund.

The stock market was strong throughout the reporting period, but the lack of volatility was unusual. The S&P 500 Index, considered a broad market barometer, was positive each month during the period.

As the year progressed, investors turned more optimistic regarding the strength of the current economic expansion. Unemployment measured 4.1% for October 2017 and coincided with both rising consumer net worth and consumer sentiment. It is the lowest unemployment reading since 2001.

Source: the Index of Consumer Sentiment  – University of Michigan.  http://www.sca.isr.umich.edu/

Optimism surrounding a more global recovery also strengthened. Europe and China appeared to have turned the corner, supporting the growth scenario. After years of negative news regarding Greece, Spain, and others, headlines may have reached a crescendo in the summer of the 2016 with the Brexit vote.

Consistently low inflation readings were an important component to better economic health. Nevertheless, the Federal Reserve Bank remained vigilant and announced its plan to taper its bond purchasing plan in advance of inflation registering above its 2% target. This plan is the next step in removing the economic stimulus introduced in 2009, following the gradual increases in the Federal discount rate since 2015.

There is little to indicate an impending economic slowdown, but we believe market volatility is likely to increase to more historical norms in 2018. As in the past, we will use any market disruption as an opportunity to improve the diversification or growth prospects for our portfolios.

The CAM Family of Funds now consists of four funds: the Congress Large Cap Growth Fund, the Congress Mid Cap Growth Fund, the Congress Small Cap Growth Fund, and the Congress All Cap Opportunity Fund. Upon completing the reorganization of the Century Funds, we adopted October 31 as our fiscal year for all of the funds under our management.  As such, this letter will address the period November 1, 2016 through October 31, 2017 for the Century legacy funds (now the Congress Large Cap and Small Cap Growth Funds). The two CAM legacy funds (the Congress Mid Cap Growth and All Cap Opportunity Funds) will address the period January 1, 2017 through October 31, 2017.

Performance Highlights:

Large Cap Growth (11/1/2016 – 10/31/2017)

For the fiscal year ended October 31, 2017, the Fund’s Institutional Class shares returned 27.25%, compared with 29.71% for the Russell 1000® Growth index.

The Technology sector continues to be the largest sector in the Fund and the Russell 1000® Growth Index. During the year, the strongest portfolio contributors included Apple, Adobe Systems and Microsoft, while Cerner, AutoZone and Allergan were relative underperformers. As the economy migrates more services onto the internet, the largest web technology companies (Apple, Amazon, Facebook, Google and Microsoft) continue to grow their market share and importance to global trade. During the year, the combined portfolio increased its Technology and Consumer Staples weightings.

In late October, the Fund distributed $0.3742 per Retail share and $0.3752 per Institutional share representing ordinary income and capital gains for the year.

Mid Cap Growth (1/1/2017 – 10/31/2017)

For the fiscal period ended October 31, 2017 the Fund’s Retail Class and Institutional Class shares returned 14.16% and 14.45%, respectively, compared with 20.57% for the Russell Midcap® Growth Index.

The portfolio underperformed its benchmark due to weak security selection, despite strong returns from machine-vision product supplier Cognex and laser/amplifier manufacturer IPG Photonics. These stocks each rose more than 90% during the first 10 months of the year.

Security selection within the Materials sector aided the portfolio. Avery Dennison, a producer of pressure-sensitive materials, added to the portfolio in April while International Flavors & Fragrances, a leading innovator in sensorial experiences, continues to post consistent, profitable growth.

Meanwhile, security selection in Industrials and Financials detracted from portfolio results. Acuity Brands, a provider of lighting and building management solutions, is facing slowing growth in its LED business, and Signature Bank, a New York-based commercial bank, reported increasing deposit costs due to competition and continued declines in its taxi medallion loan portfolio.

In late October, the Fund distributed $0.0001 per Retail share and $0.0001 per Institutional share representing capital gains for the year.

Small Cap Growth (11/1/2016 – 10/31/2017)

For the fiscal year ended October 31, 2017 the Fund’s Retail Class and Institutional Class shares returned 29.32% and 29.63% respectively, compared with 29.98% for the Russell 2000® Growth Index.

Performance was aided by security selection in the Consumer Discretionary sector where portfolio holdings were largely insulated from the pressures on traditional brick and mortar retail. The top contributor was Grand Canyon Education, up 105% for the year. A regionally accredited university providing postsecondary education, Grand Canyon is benefiting from strong enrollment trends now that its prior capital building projects are complete.

RingCentral was also up over 100%; the company offers a cloud-based solution for business communications that replaces legacy and expensive on premise systems. Strong results have been driven by the addition of new customers as well as expanding business with existing customers.

The largest detractor from performance was Spirit Airlines, which was challenged by competitive pressures and a dispute with pilots. This stock was sold from the portfolio. Adeptus Health, a provider of emergency care, reported disappointing results and the stock was sold from the portfolio.

In late October, the Fund distributed $2.9962 per Retail share and $2.9962 per Institutional share representing ordinary income and capital gains for the year.

All Cap Opportunity (1/1/2017 – 10/31/2017)

For the fiscal period ended October 31, 2017 the Fund’s Retail Class and Institutional Class shares returned 17.19% and 17.45%, respectively, compared with 16.40% for the Russell 3000® Index.

Once again, NVIDIA Corp led the way as the strongest performer in the portfolio. NVIDIA, which designs and manufactures computer graphics chips, saw its stock rise 94.4% over the period as their chips have proven superior in artificial intelligence and machine learning applications. ABIOMED, which engages in the research, development, manufacture, and sale of cardiac support, recovery, and replacement devices, performed well posting a 71.2% gain as its products saw increased usage in both domestic and foreign markets. The stock of Interxion Holding NV, a provider of carrier and cloud neutral colocation data center services, rose 52.2% as demand for data center access and colocation services continued to grow in Europe.

As with the positive contributors, the primary detractors from the portfolio came from a variety of sectors. Regal Entertainment Group, which operates multi-screen theatres, fell 30.7% as repeated concerns over movie studios truncating the time from release to on-demand/at-home purchases weighed heavily on the stock. NCR Corporation, which offers software, hardware, and a portfolio of services across the Financial, Retail, Hospitality, Travel, Telecommunications, and Technology Industries sectors, saw its stock fall 29.6% after surprising and disappointing analysts amid significantly weaker automated teller machine sales. The stock of Baker Hughes, a provider of oilfield services, products, and systems to the oil and natural gas industry, declined 28.1% on continuing declines in the oil and gas industries.

In late October, the Fund distributed $0.0458 per Retail share and $0.0475 per institutional share representing ordinary income and capital gains for the year.

Portfolio Commentary:

Large Cap Growth (11/1/2016 – 10/31/2017)

The Technology sector comprises 37% of the portfolio. That sector includes Alphabet (Google parent), the largest single holding, at 6.5% of the portfolio. The Consumer Discretionary and Health Care sectors represent 13% and 11% of the portfolio, respectively. Amongst other names, the Technology sector includes Apple and Visa. Other recent additions to the portfolio include BorgWarner in the Consumer Discretionary sector. The estimated dividend yield on the portfolio holdings is 1.23% with 77% or 44 of the holdings paying a dividend.  Although the Fund typically intends to hold between 35-45 securities, the portfolio contained 57 stocks at the end of the period as a result of the merger with the Century Shares Trust.

Mid Cap Growth (1/1/2017 – 10/31/2017)

The portfolio contained 40 names at the end of the period and turnover in the first 10 months of 2017 was approximately 30%. This number is higher than last year due to an increased number of acquisitions of portfolio holdings in 2017. More than three-quarters of the holdings are from the Consumer Discretionary, Health Care, Industrial, and Technology sectors. The largest sectors, Industrials and Technology, are each about one-quarter of the portfolio.

Recent additions include PVH, an apparel company, and WABCO, a supplier of products to manufacturers of trucks, buses, and trailers. Recent removals include F5 Networks, a supplier of enterprise network products and services, and Middleby, a supplier of foodservice and kitchen equipment.

Small Cap Growth (11/1/2016 – 10/31/2017)

The Fund’s largest sector allocations at the end of the period were Information Technology (23%), Health Care (19%), Industrials (18%), and Consumer Discretionary (17%).  These four sectors tend to include dynamic companies with strong fundamentals, consistent growth and solid balance sheet metrics over a full market cycle.

Recent additions to the portfolio include RBC Bearings, a leading manufacturer of industrial bearings, Fair Isaac, a provider of financial analytics technology, and Rogers Corporation, a manufacturer of high performance engineered materials.

All Cap Opportunity (1/1/2017 – 10/31/2017)

The All Cap Opportunity Fund’s performance for the fiscal period ending October 31, 2017 was driven primarily by stock selection. On a sector basis, the best performers included Health Care, Real Estate, and Industrials, while weaker performers included the Consumer Discretionary, Information Technology, and Energy sectors. We continue to prune underperforming securities and seek new opportunities across a diverse group of sectors.

Several stocks were sold over the period, including department store operator J.C. Penney; hospital and surgical care center operator Surgical Care Affiliates; network security software provider Palo Alto Networks; technology and financial services company General Electric; German automotive manufacturer Volkswagen AG; cybersecurity software provider CyberArk Software; and multi-screen theater operator Regal Entertainment Group.

Recent additions to the portfolio included building materials manufacturer and supplier Builders FirstSource; software and hardware service provider NCR Corporation; consumer and commercial products company Newell Brands; aerospace and defense systems provider Orbital ATK; logistics and transportation company XPO Logistics; mountain resort operator Vail Resorts; and Lithium producer Albemarle Corporation.

In Closing:

As the investment world continues to evolve, we appreciate our shareholders’ continued confidence and trust in us. We look forward to continuing to serve you.

Sincerely,

Daniel A. Lagan, CFA	Todd Solomon, CFA	Gregg O’Keefe, CFA	Lanny Thorndike
Large Cap Growth	Mid Cap Growth	Small Cap Growth	Large Cap Growth
	Mid Cap Growth	Small Cap Growth

John Beaver, CFA		Matt Lagan, CFA
All Cap Opportunity		All Cap Opportunity

Important Disclosures

Past performance is not a guarantee of future results.

The opinions provided herein are those of Congress Asset Management and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Investment performance reflects fee waivers. In the absence of such waivers total returns would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic, and currency risks and differences in accounting methods. Investments in small and medium cap securities involve additional risks such as limited liquidity and greater volatility.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Growth Index measures performance of the large-cap growth segment of the U.S. Equity Universe. The Russell Midcap® Growth Index measures performance of the mid-cap growth segment of the U.S. Equity Universe. The Russell 3000® Index measures performance of the largest 3,000 U.S. companies representing approximately 98% of the U.S. Equity Universe. The Russell 2000® Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.

Consumer sentiment is a statistical measurement and economic indicator of the overall health of the economy as determined by consumer opinion, which takes into account an individual’s feelings toward his or her own current financial health, the health of the economy in the short term, and the prospects for longer term economic growth.  A closely followed publication of consumer sentiment is the University of Michigan Consumer Sentiment Index

Free Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedules of Investments in this report.

Congress Funds are distributed by Quasar Distributors, LLC.

CONGRESS LARGE CAP GROWTH FUND

HISTORICAL PERFORMANCE (Unaudited)

Retail Class
Value of $10,000 vs. Russell 1000® Growth Index and S&P 500® Index

Returns for the period ended October 31, 2017

		Ending
	Since	Value
	(9/18/2017)*	(10/31/2017)
Congress Large Cap Growth Fund, Retail Class	3.14%	$10,314
Russell 1000® Growth Index	4.31	10,431
S&P 500® Index	3.01	10,301

This chart illustrates the performance of a hypothetical $10,000 investment made on September 18, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

*
Effective as of the close of business on September 15, 2017, Century Shares Trust, a series of Century Capital Management Trust (the “Accounting Survivor”) was reorganized into the Fund (the “Reorganization”).  As part of the Reorganization, Institutional Class shares of the Accounting Survivor were exchanged for Institutional Class shares of the Fund.  Due to the change related to the Reorganization, the Retail Class inception is now September 18, 2017.

CONGRESS LARGE CAP GROWTH FUND

HISTORICAL PERFORMANCE (Unaudited)

Institutional Class
Value of $500,000 vs. Russell 1000® Growth Index and S&P 500® Index

Annualized Returns for the periods ended October 31, 2017

					Ending
	One	Three	Five	Ten	Value
	Year	Year	Year	Year	(10/31/2017)
Congress Large Cap Growth Fund, Institutional Class	27.25%	11.61%	16.01%	7.85%	$1,064,961
Russell 1000® Growth Index	29.71	13.15	16.83	9.13	1,198,192
S&P 500® Index	23.63	10.77	15.18	7.51	1,031,913

This chart illustrates the performance of a hypothetical $500,000 investment made on October 31, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

The information shown reflects the historical performance of the Century Shares Trust, a series of Century Capital Management Trust (the “Accounting Survivor”).  Effective as of the close of business on September 15, 2017, the Accounting Survivor was reorganized into the Fund (the “Reorganization”).  As part of the Reorganization, Institutional Class shares of the Accounting Survivor were exchanged for Institutional Class shares of the Fund.  Upon completion of the reorganization, the Fund assumed the performance, financial and other historical information of the Accounting Survivor.

The Fund imposed a 1% redemption fee on shares held for less than 90 days, however, effective as of close of business September 15, 2017, the 1% redemption fee was not imposed.

CONGRESS MID CAP GROWTH FUND

HISTORICAL PERFORMANCE (Unaudited)

Retail Class
Value of $10,000 vs. Russell Midcap® Growth Index and S&P 500® Index

Annualized Returns for the periods ended October 31, 2017

				Since	Ending
	One	Three	Five	Inception	Value
	Year	Year	Year	(10/31/2012)	(10/31/2017)
Congress Mid Cap Growth Fund, Retail Class	22.91%	10.43%	14.61%	14.61%	$19,774
Russell Midcap® Growth Index	26.25	9.98	15.34	15.34	20,414
S&P 500® Index	23.63	10.77	15.18	15.18	20,272

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

 CONGRESS MID CAP GROWTH FUND

HISTORICAL PERFORMANCE (Unaudited)

Institutional Class
Value of $500,000 vs. Russell Midcap® Growth Index and S&P 500® Index

Annualized Returns for the periods ended October 31, 2017

				Since	Ending
	One	Three	Five	Inception	Value
	Year	Year	Year	(10/31/2012)	(10/31/2017)
Congress Mid Cap Growth Fund, Institutional Class	23.30%	10.72%	14.88%	14.88%	$1,000,647
Russell Midcap® Growth Index	26.25	9.98	15.34	15.34	1,020,718
S&P 500® Index	23.63	10.77	15.18	15.18	1,013,611

This chart illustrates the performance of a hypothetical $500,000 investment made on October 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

CONGRESS SMALL CAP GROWTH FUND

HISTORICAL PERFORMANCE (Unaudited)

Retail Class
Value of $10,000 vs. Russell 2000® Growth Index

Annualized Returns for the periods ended October 31, 2017

					Ending
	One	Three	Five	Ten	Value
	Year	Year	Year	Year	(10/31/2017)
Congress Small Cap Growth Fund, Retail Class	29.32%	7.17%	11.04%	6.27%	$18,374
Russell 2000® Growth Index	29.98	9.68	14.54	7.42	21,912

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

Effective at the close of business on September 15, 2017, the Century Small Cap Select Fund, a series of Century Capital Management Trust (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”).  Performance information shown prior to the close of business on September 15, 2017 is that of the Predecessor Fund. Returns of the Retail Class shown in the table reflect the returns of the Investor Class of the Predecessor Fund.

CONGRESS SMALL CAP GROWTH FUND

HISTORICAL PERFORMANCE (Unaudited)

Institutional Class
Value of $500,000 vs. Russell 2000® Growth Index

Annualized Returns for the periods ended October 31, 2017

					Ending
	One	Three	Five	Ten	Value
	Year	Year	Year	Year	(10/31/2017)
Congress Small Cap Growth Fund, Institutional Class	29.63%	7.48%	11.37%	6.63%	$ 949,858
Russell 2000® Growth Index	29.98	9.68	14.54	7.42	1,095,580

This chart illustrates the performance of a hypothetical $500,000 investment made on October 31, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

Effective at the close of business on September 15, 2017, the Century Small Cap Select Fund, a series of Century Capital Management Trust (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”).  Performance information shown prior to the close of business on September 15, 2017 is that of the Predecessor Fund.  Returns of the Institutional Class shown in the table reflect the returns of the Institutional Class of the Predecessor Fund.

CONGRESS ALL CAP OPPORTUNITY FUND

HISTORICAL PERFORMANCE (Unaudited)

Retail Class
Value of $10,000 vs. Russell 3000® Index and S&P 500® Index

Annualized Returns for the periods ended October 31, 2017

				Since	Ending
	One	Three	Five	Inception	Value
	Year	Year	Year	(10/31/2012)	(10/31/2017)
Congress All Cap Opportunity Fund, Retail Class	25.90%	9.32%	13.61%	13.61%	$18,927
Russell 3000® Index	23.98	10.53	15.12	15.12	20,220
S&P 500® Index	23.63	10.77	15.18	15.18	20,272

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

CONGRESS ALL CAP OPPORTUNITY FUND

HISTORICAL PERFORMANCE (Unaudited)

Institutional Class
Value of $500,000 vs. Russell 3000® Index and S&P 500® Index

Annualized Returns for the periods ended October 31, 2017

				Since	Ending
	One	Three	Five	Inception	Value
	Year	Year	Year	(10/31/2012)	(10/31/2017)
Congress All Cap Opportunity Fund, Institutional Class	26.29%	9.59%	13.92%	13.92%	$ 959,245
Russell 3000® Index	23.98	10.53	15.12	15.12	1,010,968
S&P 500® Index	23.63	10.77	15.18	15.18	1,013,611

This chart illustrates the performance of a hypothetical $500,000 investment made on October 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-688-1299.

CONGRESS FUNDS

SECTOR ALLOCATIONS at October 31, 2017 (Unaudited)

Congress Large Cap Growth Fund

Sector Allocation	Percent of Net Assets
Information Technology	36.8%
Consumer Discretionary	13.4%
Health Care	11.2%
Industrials	10.8%
Financials	8.2%
Real Estate	8.0%
Consumer Staples	6.3%
Materials	1.7%
Telecommunication Services	1.3%
Energy	1.0%
Cash*	1.3%
Total	100.0%

Congress Mid Cap Growth Fund

Sector Allocation	Percent of Net Assets
Industrials	22.4%
Information Technology	22.3%
Consumer Discretionary	17.6%
Health Care	17.1%
Financials	6.8%
Materials	5.3%
Consumer Staples	4.7%
Real Estate	2.4%
Cash*	1.4%
Total	100.0%

Congress Small Cap Growth Fund

Sector Allocation	Percent of Net Assets
Information Technology	26.0%
Health Care	19.6%
Consumer Discretionary	17.6%
Industrials	16.2%
Financials	8.4%
Materials	3.6%
Consumer Staples	2.9%
Real Estate	1.8%
Telecommunication Services	1.5%
Energy	0.7%
Cash*	1.7%
Total	100.0%

Congress All Cap Opportunity Fund

Sector Allocation	Percent of Net Assets
Industrials	26.5%
Information Technology	17.2%
Consumer Discretionary	15.0%
Health Care	14.2%
Real Estate	9.0%
Financials	8.2%
Materials	4.7%
Telecommunication Services	3.9%
Energy	3.2%
Cash*	(1.9)%
Total	100.0%

* Cash Equivalents and Other Assets in Excess of Liabilities.

CONGRESS LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2017

Shares		Value
COMMON STOCKS: 98.7%

Automobiles & Components: 3.4%
182,091	BorgWarner, Inc.	$9,599,838

Banks: 0.2%
10,500	SunTrust Banks, Inc.	632,205

Capital Goods: 5.8%
27,200	Illinois Tool Works, Inc.	4,257,344
13,300	Northrop Grumman Corp.	3,930,549
22,800	Rockwell Automation, Inc.	4,578,696
15,100	Roper Technologies, Inc.	3,898,367
		16,664,956
Commercial & Professional Services: 3.8%
91,840	Verisk Analytics, Inc.*	7,810,992
20,700	Cintas Corp.	3,085,128
		10,896,120
Consumer Services: 1.5%
78,515	Starbucks Corp.	4,305,763

Diversified Financials: 7.6%
4	Berkshire Hathaway, Inc. - Class A*	1,121,880
189,346	The Charles Schwab Corp.	8,490,275
7,400	CME Group, Inc.	1,015,058
20,000	Intercontinental Exchange, Inc.	1,322,000
67,916	Moody’s Corp.	9,671,917
		21,621,130
Energy: 1.0%
25,500	Chevron Corp.	2,955,195

Food & Staples Retailing: 0.4%
7,000	Costco Wholesale Corp.	1,127,560

Food, Beverage & Tobacco: 2.8%
73,509	PepsiCo, Inc.	8,102,897

Health Care Equipment & Services: 3.7%
97,556	Abbott Laboratories	5,290,462
24,300	Stryker Corp.	3,763,341
7,500	UnitedHealth Group, Inc.	1,576,650
		10,630,453
Household & Personal Products: 3.1%
23,600	The Clorox Co.	2,986,108
32,500	Colgate-Palmolive Co.	2,289,625
32,400	Estée Lauder Companies, Inc. - Class A	3,622,644
		8,898,377
Insurance: 0.4%
20,000	The Progressive Corp.	973,000

Materials: 1.7%
9,300	Ecolab, Inc.	1,215,138
21,406	LyondellBasell Industries N.V. - Class A	2,216,163
11,300	PPG Industries, Inc.	1,313,512
		4,744,813
Pharmaceuticals, Biotechnology
& Life Sciences: 7.5%
82,712	AbbVie, Inc.	7,464,758
27,291	Allergan PLC	4,836,784
54,211	Celgene Corp.*	5,473,685
19,900	Merck & Co., Inc.	1,096,291
7,800	Thermo Fisher Scientific, Inc.	1,511,874
15,000	Zoetis, Inc.	957,300
		21,340,692
Real Estate: 8.0%
58,448	American Tower Corp. - REIT	8,397,224
190,413	CBRE Group, Inc. - Class A*	7,487,039
12,400	Crown Castle International Corp. - REIT	1,327,792
12,142	Equinix, Inc. - REIT	5,627,817
		22,839,872
Retailing: 8.5%
11,579	Amazon.com, Inc.*	12,798,037
51,695	The Home Depot, Inc.	8,569,997
42,800	The TJX Companies, Inc.	2,987,440
		24,355,474
Semiconductors & Semiconductor Equipment: 2.8%
18,600	Analog Devices, Inc.	1,698,180
54,548	Skyworks Solutions, Inc.	6,210,835
		7,909,015
Software & Services: 26.2%
67,072	Adobe Systems, Inc.*	11,748,332
9,483	Alphabet, Inc. - Class A*	9,796,318
8,313	Alphabet, Inc. - Class C*	8,451,328
9,400	Check Point Software Technologies Ltd.*	1,106,474
26,439	Citrix Systems, Inc.*	2,184,126
123,560	Cognizant Technology
	Solutions Corp. - Class A	9,349,785
15,000	Electronic Arts, Inc.*	1,794,000
10,000	Facebook, Inc. - Class A*	1,800,600
149,155	Microsoft Corp.	12,406,713
28,000	PayPal Holdings, Inc.*	2,031,680
130,740	Visa, Inc. - Class A	14,378,785
		75,048,141
Technology Hardware & Equipment: 7.8%
94,050	Apple, Inc.	15,898,212
71,867	Western Digital Corp.	6,415,567
		22,313,779
Telecommunications: 1.3%
112,616	AT&T, Inc.	3,789,528

Transportation: 1.2%
41,800	Canadian National Railway Co.	3,364,482

TOTAL COMMON STOCKS
(Cost $165,167,854)		282,113,290

The accompanying notes are an integral part of these financial statements.

CONGRESS LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2017 (Continued)

Shares	Value
SHORT-TERM INVESTMENTS: 1.6%

Money Market Funds: 1.6%
4,713,911	First American Treasury Obligations
Fund - Institutional Class, 0.956%^	$4,713,911

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,713,911)	4,713,911

TOTAL INVESTMENTS
IN SECURITIES: 100.3%
(Cost $169,881,765)	286,827,201
Liabilities in Excess of Other Assets: (0.3)%	(776,656)
TOTAL NET ASSETS: 100.0%	$286,050,545

*	Non-income producing security
^	Seven-day yield as of October 31, 2017
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard and Poor’s Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI, Inc and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

CONGRESS MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2017

Shares		Value
COMMON STOCKS: 98.6%

Automobiles & Components: 4.8%
330,000	Dorman Products, Inc.*	$22,806,300
175,000	LCI Industries	21,665,000
		44,471,300
Banks: 1.8%
175,000	First Republic Bank	17,045,000

Capital Goods: 17.1%
115,000	Acuity Brands, Inc.	19,228,000
275,000	Allegion PLC	22,932,250
349,961	Barnes Group, Inc.	22,778,962
130,000	Lennox International, Inc.	24,846,900
600,000	Masco Corp.	23,892,000
130,000	Snap-on, Inc.	20,511,400
170,000	WABCO Holdings, Inc.*	25,086,900
		159,276,412
Commercial & Professional Services: 2.7%
170,000	Cintas Corp.	25,336,800

Consumer Durables & Apparel: 7.6%
255,000	Carter’s, Inc.	24,666,150
230,000	Hasbro, Inc.	21,295,700
200,000	PVH Corp.	25,362,000
		71,323,850
Consumer Services: 2.3%
425,000	Texas Roadhouse, Inc.	21,254,250

Diversified Financials: 5.0%
125,000	FactSet Research Systems, Inc.	23,733,750
275,000	Raymond James Financial, Inc.	23,314,500
		47,048,250
Food, Beverage & Tobacco: 2.6%
240,000	McCormick & Company, Inc.#	23,887,200

Health Care Equipment & Services: 9.7%
90,000	The Cooper Companies, Inc.	21,623,400
260,000	Henry Schein, Inc.*	20,436,000
300,000	ResMed, Inc.	25,254,000
250,000	STERIS PLC	23,332,500
		90,645,900
Household & Personal Products: 2.1%
435,000	Church & Dwight Co., Inc.	19,648,950

Materials: 5.3%
240,000	Avery Dennison Corp.	25,480,800
160,000	International Flavors & Fragrances, Inc.	23,587,200
		49,068,000
Pharmaceuticals, Biotechnology
& Life Sciences: 7.4%
420,000	Cambrex Corp.*	18,165,000
220,000	Charles River Laboratories
	International, Inc.*	25,583,800
37,500	Mettler-Toledo International, Inc.*	25,598,625
		69,347,425
Real Estate: 2.4%
240,000	Camden Property Trust - REIT	21,897,600

Retailing: 2.9%
225,000	Pool Corp.	27,175,500

Semiconductors & Semiconductor Equipment: 2.9%
220,000	Monolithic Power Systems, Inc.	26,767,400

Software & Services: 10.3%
750,000	Genpact Ltd.	22,837,500
210,000	Jack Henry & Associates, Inc.	23,127,300
600,000	SS&C Technologies Holdings, Inc.	24,120,000
300,000	Synopsys, Inc.*	25,956,000
		96,040,800
Technology Hardware & Equipment: 9.1%
250,000	Cognex Corp.	30,787,500
550,000	Fabrinet*	20,449,000
160,000	IPG Photonics Corp.*	34,065,600
		85,302,100
Transportation: 2.6%
230,000	J.B. Hunt Transport Services, Inc.	24,469,700

TOTAL COMMON STOCKS
(Cost $737,394,890)		920,006,437

SHORT-TERM INVESTMENTS: 1.5%

Money Market Funds: 1.5%
14,096,067	First American Treasury Obligations
	Fund - Institutional Class, 0.956%^	14,096,067

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,096,067)		14,096,067

TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $751,490,957)		934,102,504
Liabilities in Excess of Other Assets: (0.1)%		(719,335)
TOTAL NET ASSETS: 100.0%		$933,383,169

*	Non-income producing security
#	Non-voting shares
^	Seven-day yield as of October 31, 2017
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard and Poor’s Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI, Inc and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

CONGRESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2017

Shares		Value
COMMON STOCKS: 98.3%

Automobiles & Components: 3.5%
21,758	LCI Industries	$2,693,640

Banks: 7.1%
19,247	Berkshire Hills Bancorp, Inc.	737,160
25,082	Eagle Bancorp, Inc.*	1,671,715
5,000	LendingTree, Inc.*	1,340,250
46,927	Washington Federal, Inc.	1,633,060
		5,382,185
Capital Goods: 12.9%
86,615	BMC Stock Holdings, Inc.*	1,857,892
16,631	Columbus McKinnon Corp.	657,922
13,500	ESCO Technologies, Inc.	782,325
25,078	Granite Construction, Inc.	1,597,218
7,500	RBC Bearings, Inc.*	928,650
13,379	Standex International Corp.	1,385,395
24,078	Trex Co., Inc.*	2,635,337
		9,844,739
Commercial & Professional Services: 1.9%
23,041	On Assignment, Inc.*	1,410,570

Consumer Services: 9.4%
13,632	Bright Horizons Family Solutions, Inc.*	1,176,442
23,427	Choice Hotels International, Inc.	1,634,033
29,698	Grand Canyon Education, Inc.*	2,658,268
7,523	Vail Resorts, Inc.	1,722,917
		7,191,660
Diversified Financials: 1.3%
22,467	Cohen & Steers, Inc.	977,090

Energy: 0.7%
21,252	Matador Resources Co.*	564,241

Health Care Equipment & Services: 9.2%
40,597	Acadia Healthcare Co., Inc.*	1,273,122
22,790	AMN Healthcare Services, Inc.*	1,000,481
19,565	Inogen, Inc.*	1,935,565
48,555	Merit Medical Systems, Inc.*	1,847,518
48,000	OraSure Technologies, Inc.*	948,000
		7,004,686
Household & Personal Products: 2.9%
48,584	Inter Parfums, Inc.	2,249,439

Materials: 3.6%
22,193	Balchem Corp.	1,870,648
8,967	Scotts Miracle-Gro Co.	893,293
		2,763,941

Pharmaceuticals, Biotechnology
& Life Sciences: 10.4%
23,975	Cambrex Corp.*	1,036,919
15,063	Charles River Laboratories
	International, Inc.*	1,751,676
26,438	Global Blood Therapeutics, Inc.*	1,052,232
7,000	Ligand Pharmaceuticals, Inc.*	1,017,450
117,762	NeoGenomics, Inc.*	1,020,997
25,187	PRA Health Sciences, Inc.*	2,050,977
		7,930,251

Real Estate: 1.8%
23,346	QTS Realty Trust, Inc. - Class A - REIT	1,350,566

Retailing: 4.7%
20,713	Big Lots, Inc.	1,062,784
15,343	Children’s Place, Inc.	1,669,319
15,893	Five Below, Inc.*	878,088
		3,610,191
Semiconductors & Semiconductor Equipment: 6.1%
10,459	Cavium, Inc.*	721,566
23,000	CEVA, Inc.*	1,110,900
16,189	Inphi Corp.*	663,425
68,423	Integrated Device Technology, Inc.*	2,125,903
		4,621,794
Software & Services: 13.6%
34,559	CyberArk Software Ltd.*	1,464,265
5,925	Fair Isaac Corp.	860,073
19,636	Gigamon, Inc.*	755,986
27,117	j2 Global, Inc.	2,010,454
25,624	Paycom Software, Inc.*	2,106,293
38,508	RingCentral, Inc. - Class A*	1,623,112
40,544	WNS Holdings Ltd. - ADR*	1,537,429
		10,357,612
Technology Hardware & Equipment: 6.3%
1,975	Arista Networks, Inc.*	394,783
11,239	Littelfuse, Inc.	2,348,951
12,782	OSI Systems, Inc.*	1,129,673
6,000	Rogers Corp.*	912,480
		4,785,887
Telecommunication Services: 1.5%
30,703	Shenandoah Telecommunications Co.	1,166,714

Transportation: 1.4%
16,092	Saia, Inc.*	1,042,762

TOTAL COMMON STOCKS
(Cost $50,205,231)		74,947,968

The accompanying notes are an integral part of these financial statements.

CONGRESS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2017 (Continued)

Shares	Value
SHORT-TERM INVESTMENTS: 3.9%

Money Market Funds: 3.9%
2,988,376	Invesco Short-Term Treasury
Portfolio - Institutional Class^	$2,988,376

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,988,376)	2,988,376

TOTAL INVESTMENTS
IN SECURITIES: 102.2%
(Cost $53,193,607)	77,936,344
Liabilities in Excess of Other Assets: (2.2)%	(1,656,170)
TOTAL NET ASSETS: 100.0%	$76,280,174

*	Non-income producing security
^	Seven-day yield as of October 31, 2017
REIT – Real Estate Investment Trust
ADR – American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard and Poor’s Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI, Inc and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

CONGRESS ALL CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at October 31, 2017

Shares		Value
COMMON STOCKS: 101.9%

Banks: 8.2%
24,000	Bank of the Ozarks, Inc.	$1,118,880
58,900	People’s United Financial, Inc.	1,099,074
		2,217,954
Capital Goods: 18.1%
65,500	Builders FirstSource, Inc.*	1,180,310
10,000	Carlisle Companies, Inc.	1,098,300
10,300	Orbital ATK, Inc.	1,369,179
8,950	United Rentals, Inc.*	1,266,246
		4,914,035
Consumer Durables & Apparel: 3.0%
20,000	Newell Brands, Inc.	815,600

Consumer Services: 12.0%
11,800	Darden Restaurants, Inc.	970,786
19,600	Six Flags Entertainment Corp.	1,230,684
4,700	Vail Resorts, Inc.	1,076,394
		3,277,864
Energy: 3.2%
27,850	Baker Hughes, a GE Co., Inc. - Class A	875,325

Health Care Equipment & Services: 10.0%
8,000	ABIOMED, Inc.*	1,543,360
5,000	Teleflex, Inc.	1,184,900
		2,728,260
Materials: 4.7%
9,000	Albemarle Corp.	1,268,010

Pharmaceuticals, Biotechnology
& Life Sciences: 4.2%
18,000	Zoetis, Inc.	1,148,760

Real Estate: 9.0%
8,500	American Tower Corp. - REIT	1,221,195
2,650	Equinix, Inc. - REIT	1,228,275
		2,449,470
Semiconductors & Semiconductor Equipment: 9.5%
4,300	Broadcom Ltd.	1,134,813
7,000	NVIDIA Corp.	1,447,670
		2,582,483
Software & Services: 7.7%
26,700	Booz Allen Hamilton Holding Corp.	1,008,993
20,500	InterXion Holding N.V.*	1,094,495
		2,103,488
Telecommunication Services: 3.9%
29,800	Zayo Group Holdings, Inc.*	1,074,588

Transportation: 8.4%
6,400	Canadian Pacific Railway Ltd.	1,110,016
17,000	XPO Logistics, Inc.*	1,178,950
		2,288,966
TOTAL COMMON STOCKS
(Cost $20,582,871)		27,744,803

SHORT-TERM INVESTMENTS: 1.3%

Money Market Funds: 1.3%
340,395	First American Treasury Obligations
	Fund - Institutional Class, 0.956%^	340,395

TOTAL SHORT-TERM INVESTMENTS
(Cost $340,395)		340,395

TOTAL INVESTMENTS
IN SECURITIES: 103.2%
(Cost $20,923,266)		28,085,198
Liabilities in Excess of Other Assets: (3.2)%		(878,529)
TOTAL NET ASSETS: 100.0%		$27,206,669

*	Non-income producing security
^	Seven-day yield as of October 31, 2017
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard and Poor’s Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI, Inc and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

CONGRESS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2017

	Large Cap	Mid Cap	Small Cap	All Cap
	Growth	Growth	Growth	Opportunity
	Fund	Fund	Fund	Fund
ASSETS:
Investments in securities, at value (Cost $169,881,765,
$751,490,957, $53,193,607, and $20,923,266, respectively)	$286,827,201	$934,102,504	$77,936,344	$28,085,198
Receivables:
Fund shares sold	163,962	1,542,427	14,465	20,876
Dividends and interest	174,466	249,501	2,606	19,870
Due from advisor, net	—	—	737	4,399
Prepaid expenses	13,541	33,160	6,198	22,174
Total assets	287,179,170	935,927,592	77,960,350	28,152,517

LIABILITIES:
Payables:
Fund shares redeemed	237,694	1,680,936	297,959	864,672
Distributions to shareholders	640,939	936	1,198,845	19,382
Investment advisory fees, net	126,548	472,207	57,907	—
Audit fees	23,883	23,600	44,977	23,600
Transfer agent fees	26,550	109,592	18,309	11,195
Distribution fees	9,355	45,332	29,731	7,361
Administration fees	27,019	112,741	11,020	4,533
Fund accounting fees	11,460	30,426	6,674	6,155
Trustee fees	1,293	1,995	1,003	924
Chief Compliance Officer fees	1,500	1,500	1,134	1,500
Custody fees	5,078	14,970	4,201	922
Other accrued expenses	17,306	50,188	8,416	5,604
Total liabilities	1,128,625	2,544,423	1,680,176	945,848
NET ASSETS	$286,050,545	$933,383,169	$76,280,174	$27,206,669

COMPONENTS OF NET ASSETS:
Paid-in capital	$168,872,460	$758,208,606	$52,713,468	$19,719,832
Undistributed (accumulated) net investment income (loss)	232,649	(345,089)	(717,649)	343,585
Undistributed (accumulated) net realized gain (loss) on investments	—	(7,091,895)	(458,382)	(18,680)
Net unrealized appreciation on investments	116,945,436	182,611,547	24,742,737	7,161,932
Net assets	$286,050,545	$933,383,169	$76,280,174	$27,206,669
Retail Class:
Net assets	$4,387,142	$41,989,535	$47,339,543	$7,832,098
Shares issued and outstanding (unlimited number
of shares authorized without par value)	166,111	2,274,533	2,011,045	428,886
Net asset value, and redemption price per share	$26.41	$18.46	$23.54	$18.26
Institutional Class:
Net assets	$281,663,403	$891,393,634	$28,940,631	$19,374,571
Shares issued and outstanding (unlimited number
of shares authorized without par value)	10,650,492	47,911,004	1,136,170	1,054,244
Net asset value, and redemption price per share	$26.45	$18.61	$25.47	$18.38

The accompanying notes are an integral part of these financial statements.

CONGRESS FUNDS

STATEMENTS OF OPERATIONS For the Period Ended October 31, 2017

		Mid Cap	Mid Cap
		Growth Fund	Growth Fund
		Period Ended	Year Ended
	Large Cap	October 31,	December 31,
	Growth Fund	2017*	2016
INVESTMENT INCOME
Dividends (net of foreign withholding tax of $—, $36,300
and $28,050, respectively)	$3,322,166	$4,023,009	$4,293,442
Interest	37,885	203,076	58,459
Total investment income	3,360,051	4,226,085	4,351,901

EXPENSES
Investment advisory fees	1,731,965	3,907,263	2,623,849
Administration fees	219,692	532,359	418,410
Transfer agent fees	145,044	392,052	195,345
Trustee fees	109,040	20,920	20,861
Legal fees	46,716	4,122	6,911
Fund accounting fees	43,743	143,494	141,014
Reports to shareholders	27,735	63,103	46,203
Registration fees	22,905	88,859	95,019
Insurance expense	20,847	3,526	3,189
Custody fees	18,902	66,044	47,512
Audit fees	14,115	23,600	23,590
Distribution fees - Retail Class	1,366	97,908	81,902
Chief Compliance Officer fees	1,138	7,500	9,000
Miscellaneous expenses	976	12,662	15,627
Total expenses	2,404,184	5,363,412	3,728,432
Less: fees waived	—	(97,882)	(366,720)
Net expenses	2,404,184	5,265,530	3,361,712
Net investment income (loss)	955,867	(1,039,445)	990,189

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	5,824,134	(6,439,654)	3,610,690
Change in net unrealized appreciation/depreciation on investments	48,463,029	110,053,224	52,123,786
Net realized and unrealized gain on investments	54,287,163	103,613,570	55,734,476
Net increase in net assets resulting from operations	$55,243,030	$102,574,125	$56,724,665

*
The Congress Mid Cap Growth Fund changed fiscal year end from December 31 to October 31 effective close of business September 15, 2017. Amounts shown reflect the activity for the 10 months ended October 31, 2017. 2016 information is presented for this Fund due to the fiscal year end change.

The accompanying notes are an integral part of these financial statements.

CONGRESS FUNDS

STATEMENTS OF OPERATIONS

		All Cap	All Cap
		Opportunity Fund	Opportunity Fund
		Period Ended	Year Ended
	Small Cap	October 31,	December 31,
	Growth Fund	2017*	2016
INVESTMENT INCOME
Dividends (net of foreign withholding tax of
$—, $3,360, and $1,630, respectively)	$782,424	$550,844	$231,838
Interest	20,369	6,145	2,718
Total investment income	802,793	556,989	234,556

EXPENSES
Investment advisory fees	1,023,283	126,656	135,198
Distribution fees - Retail Class	123,665	15,838	12,539
Transfer agent fees	117,084	48,738	54,048
Trustee fees	55,771	9,586	11,371
Audit fees	47,329	23,598	23,592
Legal fees	29,722	6,622	7,509
Registration fees	27,558	26,459	42,296
Fund accounting fees	26,385	30,763	39,204
Custody fees	21,830	4,328	5,868
Insurance expense	17,110	1,809	2,380
Reports to shareholders	14,452	3,298	2,390
Administration fees	11,020	20,924	32,089
Miscellaneous expenses	4,099	7,825	7,876
Chief Compliance Officer fees	1,134	7,501	9,000
Interest expense	—	—	67
Total expenses	1,520,442	333,945	385,427
Less: fees waived	—	(126,469)	(203,891)
Net expenses	1,520,442	207,476	181,536
Net investment income (loss)	(717,649)	349,513	53,020

REALIZED & UNREALIZED GAIN (LOSS) ON
INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments & foreign currency	22,179,274	319,753	(116,540)
Net increase from payments by affiliates on the disposal
of investments in violation of restrictions	—	—	163,910
Change in net unrealized appreciation/depreciation on investments	9,886,975	3,433,971	2,630,201
Change in net unrealized appreciation/depreciation on
translation of other assets and liabilities in foreign currency	—	(21)	13
Net realized and unrealized gain on investments	32,066,249	3,753,703	2,677,584
Net increase in net assets resulting from operations	$31,348,600	$4,103,216	$2,730,604

*
The Congress All Cap Opportunity Fund changed fiscal year end from December 31 to October 31 effective close of business September 15, 2017. Amounts shown reflect the activity for the 10 months ended October 31, 2017. 2016 information is presented for this Fund due to the fiscal year end change.

The accompanying notes are an integral part of these financial statements.

CONGRESS LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM*:

OPERATIONS
Net investment income	$955,867	$279,726
Net realized gain on investments	5,824,134	6,600,965
Change in net unrealized appreciation/depreciation on investments	48,463,029	(11,735,309)
Net increase (decrease) in net assets resulting from operations	55,243,030	(4,854,618)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	—	—
Institutional Class	(1,067,402)	(468,505)
From net realized gain on investments:
Retail Class	(61,483)	—
Institutional Class	(12,337,257)	(7,353,202)
Total distributions to shareholders	(13,466,142)	(7,821,707)

CAPITAL SHARE TRANSACTIONS
Increase in net assets derived from net change in outstanding shares - Retail Class(1)	4,314,341	—
Increase (decrease) in net assets derived from
net change in outstanding shares - Institutional Class(1)	34,325,442	(7,049,568)
Total increase (decrease) in net assets from capital share transactions	38,639,783	(7,049,568)
Total increase (decrease) in net assets	80,416,671	(19,725,893)

NET ASSETS
Beginning of year	205,633,874	225,359,767
End of year	$286,050,545	$205,633,874
Undistributed net investment income	$232,649	$106,641

(1)  Summary of capital share transactions is as follows:

	Period Ended		Year Ended
	October 31, 2017(2)		October 31, 2016
	Shares	Value	Shares	Value
Retail Class
Shares sold	510	$13,271	—	$—
Shares issued in reinvestment of distributions	2,151	56,800	—	—
Shares redeemed	(2,120)	(56,009)	—	—
Shares issued in connection with the reorganization (Note 7)	165,570	4,300,279	—	—
Net increase	166,111	$4,314,341	—	$—

(2) Inception date for accounting purposes is September 18, 2017. See Note 7.
	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Value	Shares	Value
Institutional Class
Shares sold	214,579	$4,942,694	98,033	$1,952,190
Shares issued in reinvestment of distributions	534,702	11,842,745	355,390	7,146,898
Shares redeemed(3)	(1,291,943)	(30,168,510)	(798,182)	(16,148,656)
Shares issued in connection with the reorganization (Note 7)	875,313	47,708,513	—	—
Net increase (decrease)	332,651	$34,325,442	(344,759)	$(7,049,568)

(3)	Net of redemption fees of $116 and $124, respectively. Effective close of business September 15, 2017, the redemption fee was not imposed.

*	Activity presented prior to close of business September 15, 2017 represents the historical operating results of the Century Shares Trust. See Note 7.

The accompanying notes are an integral part of these financial statements.

CONGRESS MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	October 31, 2017*	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,039,445)	$990,189	$278,228
Net realized gain (loss) on investments	(6,439,654)	3,610,690	3,793,767
Change in net unrealized appreciation/depreciation on investments	110,053,224	52,123,786	(5,629,346)
Net increase in net assets resulting from operations	102,574,125	56,724,665	(1,557,351)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	—	(5,607)	—
Institutional Class	—	(997,481)	(307,756)
From net realized gain on investments:
Retail Class	(140)	(445,693)	(118,699)
Institutional Class	(2,874)	(5,030,213)	(1,823,973)
Total distributions to shareholders	(3,014)	(6,478,994)	(2,250,428)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from
net change in outstanding shares - Retail Class(1)	(12,072,402)	25,972,338	5,535,356
Increase in net assets derived from
net change in outstanding shares - Institutional Class(1)	238,545,361	237,279,898	85,607,664
Total increase in net assets from capital share transactions	226,472,959	263,252,236	91,143,020
Total increase in net assets	329,044,070	313,497,907	87,335,241

NET ASSETS
Beginning of period/year	604,339,099	290,841,192	203,505,951
End of period/year	$933,383,169	$604,339,099	$290,841,192
Undistributed net investment income	$(345,089)	$—	$—

(1)    Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	October 31, 2017*		December 31, 2016		December 31, 2015
Retail Class	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,036,496	$17,921,365	2,164,791	$33,224,753	1,034,154	$15,158,492
Shares issued in reinvestment
of distributions	7	129	22,775	371,921	6,687	97,301
Shares redeemed(2)	(1,727,716)	(29,993,896)	(490,691)	(7,624,336)	(663,667)	(9,720,437)
Net increase (decrease)	(691,213)	$(12,072,402)	1,696,875	$25,972,338	377,174	$5,535,356

(2) Net of redemption fees of $—, $946, and $2,097 respectively. Effective April 30, 2016, the 1% redemption fee was not imposed.

	Period Ended		Year Ended		Year Ended
	October 31, 2017*		December 31, 2016		December 31, 2015
Institutional Class	Shares	Value	Shares	Value	Shares	Value
Shares sold	19,689,145	$343,941,205	21,310,515	$326,400,822	8,299,965	$123,488,033
Shares issued in reinvestment
of distributions	105	1,948	212,607	3,491,008	65,590	958,925
Shares redeemed(3)	(5,990,985)	(105,397,792)	(6,111,162)	(92,611,932)	(2,618,528)	(38,839,294)
Net increase	13,698,265	$238,545,361	15,411,960	$237,279,898	5,747,027	$85,607,664

(3)	Net of redemption fees of $—, $6,606, and $12,817 respectively. Effective April 30, 2016, the 1% redemption fee was not imposed.
*
The Congress Mid Cap Growth Fund and Congress All Cap Opportunity Fund changed fiscal year end from December 31 to October 31 effective close of business September 15, 2017.  Amounts shown reflect the activity for the 10 months ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

CONGRESS SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM*:

OPERATIONS
Net investment loss	$(717,649)	$(1,148,690)
Net realized gain (loss) on investments	22,179,274	(4,285,311)
Change in net unrealized appreciation/depreciation on investments	9,886,975	(11,785,433)
Net increase (decrease) in net assets resulting from operations	31,348,600	(17,219,434)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments:
Retail Class	(5,148,289)	(21,543,723)
Institutional Class	(3,011,386)	(34,271,035)
From return of capital:
Retail Class	(246,481)	—
Institutional Class	(144,174)	—
Total distributions to shareholders	(8,550,330)	(55,814,758)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares - Retail Class(1)	(29,036,748)	(6,903,735)
Decrease in net assets derived from net change in outstanding shares - Institutional Class(1)	(71,765,774)	(30,638,586)
Total decrease in net assets from capital share transactions	(100,802,522)	(37,542,321)
Total decrease in net assets	(78,004,252)	(110,576,513)

NET ASSETS
Beginning of year	154,284,426	264,860,939
End of year	$76,280,174	$154,284,426
Accumulated net investment loss	$(717,649)	$(1,084,772)

(1)    Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Value	Shares	Value
Retail Class
Shares sold	86,802	$2,026,868	236,525	$5,033,490
Shares issued in reinvestment of distributions	217,267	5,114,467	994,743	21,357,127
Shares redeemed(2)	(1,513,570)	(36,178,083)	(1,540,691)	(33,294,352)
Net decrease	(1,209,501)	$(29,036,748)	(309,423)	$(6,903,735)

(2)	Net of redemption fees of $70 and $5,213, respectively. Effective close of business September 15, 2017, the redemption fee was not imposed.

	Year Ended		Year Ended
	October 31, 2017		October 31, 2016
	Shares	Value	Shares	Value
Institutional Class
Shares sold	370,012	$9,189,056	547,654	$12,738,016
Shares issued in reinvestment of distributions	87,829	2,237,018	1,444,718	33,112,940
Shares redeemed(3)	(3,336,788)	(83,191,848)	(3,448,764)	(76,489,542)
Net decrease	(2,878,947)	$(71,765,774)	(1,456,392)	$(30,638,586)

(3)	Net of redemption fees of $7 and $11,176, respectively. Effective close of business September 15, 2017, the redemption fee was not imposed.

*	Activity presented prior to close of business September 15, 2017 represents the historical operating results of the Century Small Cap Select Fund. See Note 7.

The accompanying notes are an integral part of these financial statements.

CONGRESS ALL CAP OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	October 31, 2017*	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$349,513	$53,020	$261,195
Net realized gain (loss) on investments	319,753	(116,540)	(366,757)
Net increase from payments by affiliates on the disposal
of investments in violation of restrictions	—	163,910	—
Change in net unrealized appreciation/depreciation on investments	3,433,971	2,630,201	(1,619,945)
Change in net unrealized appreciation/depreciation on translation of
other assets and liabilities in foreign currency	(21)	13	8
Net increase in net assets resulting from operations	4,103,216	2,730,604	(1,725,499)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	(13,182)	(8,319)	(38,245)
Institutional Class	(30,972)	(45,847)	(200,742)
From net realized gain on investments:
Retail Class	(8,580)	—	(4,123)
Institutional Class	(19,000)	—	(18,123)
Total distributions to shareholders	(71,734)	(54,166)	(261,233)

CAPITAL SHARE TRANSACTIONS
Increase in net assets derived from
net change in outstanding shares - Retail Class(1)	463,383	827,031	1,867,177
Increase (decrease) in net assets derived from
net change in outstanding shares - Institutional Class(1)	(517,152)	(4,506,010)	8,288,246
Total increase (decrease) in net assets from capital share transactions	(53,769)	(3,678,979)	10,155,423
Total increase (decrease) in net assets	3,977,713	(1,002,541)	8,168,691

NET ASSETS
Beginning of period	23,228,956	24,231,497	16,062,806
End of period	$27,206,669	$23,228,956	$24,231,497
Undistributed net investment income	$343,585	$37,983	$39,206

(1)    Summary of capital share transactions is as follows:

	Period Ended		Year Ended		Year Ended
	October 31, 2017*		December 31, 2016		December 31, 2015
Retail Class	Shares	Value	Shares	Value	Shares	Value
Shares sold	188,054	$3,139,166	183,259	$2,571,118	208,369	$3,008,925
Shares issued in reinvestment
of distributions	952	17,383	451	7,054	2,464	34,098
Shares redeemed(2)	(155,949)	(2,693,166)	(126,843)	(1,751,141)	(77,102)	(1,175,846)
Net increase	33,057	$463,383	56,867	$827,031	133,731	$1,867,177

(2) Net of redemption fees of $—, $135, and $892 respectively. Effective April 30, 2016, the 1% redemption fee was not imposed.

	Period Ended		Year Ended		Year Ended
	October 31, 2017*		December 31, 2016		December 31, 2015
Institutional Class	Shares	Value	Shares	Value	Shares	Value
Shares sold	118,050	$1,979,539	330,601	$4,411,802	939,179	$14,145,340
Shares issued in reinvestment of distributions	1,903	34,969	2,112	33,201	11,751	163,216
Shares redeemed(3)	(152,468)	(2,531,660)	(656,340)	(8,951,013)	(428,357)	(6,020,310)
Net decrease	(32,515)	$(517,152)	(323,627)	$(4,506,010)	522,573	$8,288,246

(3)	Net of redemption fees of $—, $70, and $197 respectively. Effective April 30, 2016, the 1% redemption fee was not imposed.

*
The Congress Mid Cap Growth Fund and Congress All Cap Opportunity Fund changed their year end from December 31 to October 31 effective close of business September 15, 2017.  Amounts shown reflect the activity for the 10 months ended October 31, 2017.

The accompanying notes are an integral part of these financial statements.

CONGRESS LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

RETAIL CLASS
	Period Ended
	October 31, 2017*
Net asset value, beginning of period	$25.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.00	)(2)
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.81

LESS DISTRIBUTIONS:
From net realized gain	(0.37)
Total Distributions	(0.37)
Net asset value, end of period	$26.41
Total Return	3.14	%^

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$4.4
Portfolio turnover rate	25	%^#

RATIOS:
Ratio of expenses to average net assets	0.94	%+
Ratio of net investment income (loss) to average net assets	(0.10	)%+

*	For performance and accounting purposes, inception date is September 18, 2017. See Note 7.
(1)	Calculated based on the daily average number of shares outstanding during the period.
(2)	Does not round to $0.01 or $(0.01), as applicable.
^	Not annualized
#	Portfolio turnover is calculated at the total Fund level.
+	Annualized

The accompanying notes are an integral part of these financial statements.

CONGRESS LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year*

INSTITUTIONAL CLASS
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$22.03	$23.36	$27.39	$24.77	$21.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.09	0.03	0.02	(0.02)	0.03
Net realized and unrealized gain on investments	5.64	(0.55)	2.64	4.11	5.63
Total from investment operations	5.73	(0.52)	2.66	4.09	5.66

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.04)	—	—	(0.06)
From net realized gain	(1.20)	(0.77)	(6.69)	(1.47)	(2.73)
Total distributions	(1.31)	(0.81)	(6.69)	(1.47)	(2.79)
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$26.45	$22.03	$23.36	$27.39	$24.77
Total Return	27.25%	(2.24)%	11.76%	17.29%	28.85%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$281.7	$205.6	$225.4	$222.6	$201.3
Portfolio turnover rate#	25%	44%	46%	126%	39%

RATIOS:
Ratio of expenses to average net assets	1.05%	1.13%	1.11%	1.09%	1.11%
Ratio of net investment income (loss) to average net assets	0.42%	0.13%	0.12%	(0.06)%	0.16%

*
Activity presented prior to close of business September 15, 2017, represents the historical operating results of the Century Shares Trust. On the date of Reorganization, the accounting and performance history of the Accounting Survivor was retained as that of the Fund (see Note 7). As a result, the per share table has been adjusted for the prior periods presented to reflect the transaction. The conversion ratio used was 0.90469743, as the Accounting Survivor’s NAV was $23.5215 while the Fund’s NAV was $25.9993 on the date of Reorganization.

(1)	Calculated based on the daily average number of shares outstanding during the period.
(2)	Does not round to $0.01 or $(0.01), as applicable.
#	Portfolio turnover is calculated at the total Fund level.

The accompanying notes are an integral part of these financial statements.

CONGRESS MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL CLASS
	Period Ended								Period Ended
	October 31,		Year Ended December 31,						December 31,
	2017*		2016		2015		2014	2013	2012**
Net asset value, beginning of period/year	$16.17		$14.43		$14.55		$13.58	$10.16	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	(0.06)		0.00	(2)	(0.02)		(0.01)	(0.02)	0.03
Net realized and unrealized
gain (loss) on investments	2.35		1.89		(0.00	)(2)	1.53	3.63	0.13
Total from investment operations	2.29		1.89		(0.02)		1.52	3.61	0.16

LESS DISTRIBUTIONS:
From net investment income	—		(0.00	)(2)	—		—	—	—
From net realized gain	(0.00	)(2)	(0.15)		(0.10)		(0.56)	(0.21)	—
Total distributions	(0.00	)(2)	(0.15)		(0.10)		(0.56)	(0.21)	—
Paid-in capital from redemption fees	—		0.00	(2)	0.00	(2)	0.01	0.02	—
Net asset value, end of period/year	$18.46		$16.17		$14.43		$14.55	$13.58	$10.16
Total Return	14.16	%^	13.11%		(0.15)%		11.22%	35.72%	1.60	%^

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$42.0		$48.0		$18.3		$13.0	$3.7	$0.4
Portfolio turnover rate	30	%^	18%		24%		35%	31%	0	%^(2)

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.05	%+	1.08%		1.12%		1.15%	1.42%	3.83	%+
After fees waived and expenses absorbed	1.03	%+(3)	1.00%		1.00%		1.00%	1.00%	1.00	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(0.40	)%+	(0.07)%		(0.25)%		(0.22)%	(0.62)%	(0.95	)%+
After fees waived and expenses absorbed	(0.38	)%+	0.01%		(0.13)%		(0.07)%	(0.20)%	1.88	%+

*	The Fund changed fiscal year end from December 31 to October 31 effective close of business September 15, 2017.
**	The Fund commenced operations on October 31, 2012.
(1)	Calculated based on the daily average number of shares outstanding during the period.
(2)	Does not round to 1%, $0.01 or $(0.01), as applicable.
(3)
Effective April 30, 2017, the Advisor has contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.10% of the Retail Class’ daily net assets. The prior contractual limit was 1.00%.

^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

CONGRESS MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

INSTITUTIONAL CLASS
	Period Ended								Period Ended
	October 31,		Year Ended December 31,						December 31,
	2017*		2016	2015		2014	2013		2012**
Net asset value, beginning of period/year	$16.26		$14.50	$14.60		$13.61	$10.17		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	(0.02)		0.04	0.02		0.02	0.00	(2)	0.00	(2)
Net realized and unrealized
gain (loss) on investments	2.37		1.90	(0.00	)(2)	1.55	3.65		0.17
Total from investment operations	2.35		1.94	0.02		1.57	3.65		0.17

LESS DISTRIBUTIONS:
From net investment income	—		(0.03)	(0.02)		(0.02)	—		—
From net realized gain	(0.00	)(2)	(0.15)	(0.10)		(0.56)	(0.21)		—
Total distributions	(0.00	)(2)	(0.18)	(0.12)		(0.58)	(0.21)		—
Paid-in capital from redemption fees	—		0.00 (2)	0.00	(2)	0.00 (2)	0.00	(2)	0.00	(2)
Net asset value, end of period/year	$18.61		$16.26	$14.50		$14.60	$13.61		$10.17
Total Return	14.45	%^	13.38%	0.10%		11.49%	35.88%		1.70	%^

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$891.4		$556.4	$272.5		$190.5	$58.2		$30.4
Portfolio turnover rate	30	%^	18%	24%		35%	31%		0	%^(2)

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	0.80	%+	0.83%	0.87%		0.90%	1.17%		3.58	%+
After fees waived and expenses absorbed	0.78	%+(3)	0.75%	0.75%		0.75%	0.75%		0.75	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(0.15	)%+	0.16%	0.00	%(4)	0.02%	(0.42)%		(3.12	)%+
After fees waived and expenses absorbed	(0.13	)%+	0.24%	0.12%		0.17%	0.00	%(4)	(0.29	)%+

*	The Fund changed fiscal year end from December 31 to October 31 effective close of business September 15, 2017.
**	The Fund commenced operations on October 31, 2012.
(1)	Calculated based on the daily average number of shares outstanding during the period.
(2)	Does not round to 1%, $0.01 or $(0.01), as applicable.
(3)
Effective April 30, 2017, the Advisor has contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 0.85% of the Institutional Class’ daily net assets. The prior contractual limit was 0.75%.

(4)	Does not round to 0.01% or (0.1)%, as applicable.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

CONGRESS SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS*
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.53	$28.53	$33.12	$32.78	$25.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.19)	(0.17)	(0.26)	(0.33)	(0.13)
Net realized and unrealized gain (loss) on investments	6.20	(1.48)	0.83	2.39	7.46
Total from investment operations	6.01	(1.65)	0.57	2.06	7.33

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gain	(2.86)	(6.35)	(5.16)	(1.72)	—
From return of capital	(0.14)	—	—	—	—
Total distributions	(3.00)	(6.35)	(5.16)	(1.72)	—
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$23.54	$20.53	$28.53	$33.12	$32.78
Total Return	29.32%	(6.77)%	2.14%	6.47%	28.80%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$47.3	$66.1	$100.7	$118.2	$128.0
Portfolio turnover rate	52%	82%	69%	97%	91%

RATIOS:
Ratio of expenses to average net assets	1.53%	1.46%	1.42%	1.40%	1.41%
Ratio of net investment loss to average net assets	(0.82)%	(0.78)%	(0.85)%	(1.00)%	(0.44)%

*	Activity presented prior to close of business September 15, 2017, represents the historical operating results of the Century Small Cap Select Fund. See Note 7.
(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

CONGRESS SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS*
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.96	$30.00	$34.46	$33.94	$26.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.12)	(0.11)	(0.17)	(0.24)	(0.04)
Net realized and unrealized gain (loss) on investments	6.63	(1.58)	0.87	2.48	7.71
Total from investment operations	6.51	(1.69)	0.70	2.24	7.67

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gain	(2.86)	(6.35)	(5.16)	(1.72)	—
From return of capital	(0.14)	—	—	—	—
Total distributions	(3.00)	(6.35)	(5.16)	(1.72)	—
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$25.47	$21.96	$30.00	$34.46	$33.94
Total Return	29.63%	(6.53)%	2.48%	6.79%	29.20%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$28.9	$88.2	$164.1	$266.0	$300.8
Portfolio turnover rate	52%	82%	69%	97%	91%

RATIOS:
Ratio of expenses to average net assets	1.25%	1.16%	1.13%	1.11%	1.12%
Ratio of net investment loss to average net assets	(0.48)%	(0.47)%	(0.52)%	(0.71)%	(0.14)%

*	Activity presented prior to close of business September 15, 2017, represents the historical operating results of the Century Small Cap Select Fund. See Note 7.
(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

CONGRESS ALL CAP OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

RETAIL CLASS
	Period Ended								Period Ended
	October 31,		Year Ended December 31,						December 31,
	2017*		2016		2015	2014		2013	2012**
Net asset value, beginning of period/year	$15.62		$13.82		$14.66	$12.95		$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.22		0.01		0.16	0.03		0.03	0.03
Net realized and unrealized
gain (loss) on investments	2.47		1.72		(0.87)	1.74		2.84	0.29
Total from investment operations	2.69		1.73		(0.71)	1.77		2.87	0.32

LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.02)		(0.12)	(0.00	)(2)	(0.02)	(0.03)
From net realized gain	(0.02)		—		(0.01)	(0.06)		(0.19)	—
Total distributions	(0.05)		(0.02)		(0.13)	(0.06)		(0.21)	(0.03)
Paid-in capital from redemption fees	—		0.00	(2)	0.00 (2)	0.00	(2)	0.00 (2)	—
Reimbursement by Advisor	—		0.09		—	—		—	—
Net asset value, end of period/year	$18.26		$15.62		$13.82	$14.66		$12.95	$10.29
Total Return	17.19	%^	13.18	%(3)	(4.84)%	13.67%		27.89%	3.15	%^

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$7.8		$6.2		$4.7	$3.0		$2.1	$0.4
Portfolio turnover rate	36	%^	68%		37%	31%		41%	9	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.76	%+	1.91%		1.89%	3.01%		5.20%	21.16	%+
After fees waived and expenses absorbed	1.16	%+(4)	1.00%		1.00%	1.00%		1.00%	1.00	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	0.94	%+	(0.85)%		0.17%	(1.81)%		(3.95)%	(18.68	)%+
After fees waived and expenses absorbed	1.54	%+	0.06%		1.06%	0.20%		0.25%	1.48	%+

*	The Fund changed fiscal year end from December 31 to October 31 effective close of business September 15, 2017.
**	The Fund commenced operations on October 31, 2012.
(1)	Calculated based on the average number of shares outstanding during the period.
(2)	Does not round to $0.01 or $(0.01), as applicable
(3)	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.65% to this return.
(4)
Effective April 30, 2017, the Advisor has contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.25% of the Retail Class’ daily net assets. The prior contractual limit was 1.00%.

^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

CONGRESS ALL CAP OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

INSTITUTIONAL CLASS*
	Period Ended							Period Ended
	October 31,		Year Ended December 31,					December 31,
	2017		2016		2015	2014	2013	2012**
Net asset value, beginning of period/year	$15.69		$13.86		$14.70	$12.98	$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.24		0.04		0.17	0.07	0.06	0.03
Net realized and unrealized
gain (loss) on investments	2.50		1.74		(0.86)	1.74	2.86	0.29
Total from investment operations	2.74		1.78		(0.69)	1.81	2.92	0.32

LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.04)		(0.14)	(0.03)	(0.04)	(0.03)
From net realized gain	(0.02)		—		(0.01)	(0.06)	(0.19)	—
Total distributions	(0.05)		(0.04)		(0.15)	(0.09)	(0.23)	(0.03)
Paid-in capital from redemption fees	—		0.00	(2)	—	0.00 (2)	—	—
Reimbursement by Advisor	—		0.09		—	—	—	—
Net asset value, end of period/year	$18.38		$15.69		$13.86	$14.70	$12.98	$10.29
Total Return	17.45	%^	13.51	%(3)	(4.67)%	13.95%	28.38%	3.18	%^

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$19.4		$17.0		$19.5	$13.1	$6.3	$1.3
Portfolio turnover rate	36	%^	68%		37%	31%	41%	9	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.51	%+	1.66%		1.62%	2.72%	4.95%	20.91	%+
After fees waived and expenses absorbed	0.91	%+(4)	0.75%		0.75%	0.75%	0.75%	0.75	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.11	%+	(0.62)%		0.29%	(1.47)%	(3.70)%	(18.63	)%+
After fees waived and expenses absorbed	1.71	%+	0.29%		1.16%	0.50%	0.50%	1.53	%+

*	The Fund changed fiscal year end from December 31 to October 31 effective close of business September 15, 2017.
**	The Fund commenced operations on October 31, 2012.
(1)	Calculated based on the daily average number of shares outstanding during the period.
(2)	Does not round to $0.01 or $(0.01), as applicable.
(3)	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.65% to this return.
(4)
Effective April 30, 2017, the Advisor has contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 1.00% of the Institutional Class’ daily net assets. The prior contractual limit was 0.75%.

^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017

NOTE 1 – ORGANIZATION

The Congress Large Cap Growth Fund, the Congress Mid Cap Growth Fund, the Congress Small Cap Growth Fund, and the Congress All Cap Opportunity Fund (the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Congress Large Cap Growth Fund which originally commenced operations on March 31, 2009, reorganized with the Century Shares Trust effective as of the close of business September 15, 2017, and assumed the accounting and performance history of the Century Shares Trust.  Accordingly, the Congress Large Cap Growth Fund has now adopted the inception date of the Century Shares Trust, which commenced operations on March 15, 1928.  The Congress Mid Cap Growth Fund and Congress All Cap Opportunity Fund both commenced operations on October 31, 2012.  The Congress Small Cap Growth Fund was reorganized from the Century Small Cap Select Fund, effective as of the close of business September 15, 2017, and assumed the accounting and performance history of the Century Small Cap Select Fund, which commenced operations on December 9, 1999.  See Note 7 for more information on the above Reorganizations.

The Funds offer Retail Class and Institutional Class shares. Each class of shares has equal rights as to earnings and assets except that Retail Class shares bear distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments, are allocated to each class of shares based on its relative net assets.

The Congress Large Cap Growth Fund and the Congress Small Cap Growth’s investment objective is to seek long-term capital growth. The Congress Mid Cap Growth Fund and the Congress All Cap Opportunity’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid price and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2017. See the Schedules of Investments for industry breakouts.

Congress Large Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$282,113,290	$—	$—	$282,113,290
Short-Term Investments	4,713,911	—	—	4,713,911
Total Investments	$286,827,201	$—	$—	$286,827,201

Congress Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$920,006,437	$—	$—	$920,006,437
Short-Term Investments	14,096,067	—	—	14,096,067
Total Investments	$934,102,504	$—	$—	$934,102,504

Congress Small Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$74,947,968	$—	$—	$74,947,968
Short-Term Investments	2,988,376	—	—	2,988,376
Total Investments	$77,936,344	$—	$—	$77,936,344

Congress All Cap Opportunity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$27,744,803	$—	$—	$27,744,803
Short-Term Investments	340,395	—	—	340,395
Total Investments	$28,085,198	$—	$—	$28,085,198

It is the Funds’ policy to recognize transfers between levels at the end of each Fund’s reporting period. There were no transfers made into or out of Level 1, 2, or 3 during the period ended October 31, 2017.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.  Effective close of business September 15, 2017, the Congress Large Cap Growth, Congress Mid Cap Growth, and Congress All Cap Opportunity Funds changed their tax year ends from December 31 to October 31.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net income losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

At October 31, 2017, the Congress Mid Cap Growth Fund and the Congress Small Cap Growth Fund had late year losses of $345,089 and $717,649, respectively.  The Congress Large Cap Growth Fund and Congress All Cap Opportunity Fund did not defer any late year losses.

At October 31, 2017, the Congress Large Cap Growth Fund, Congress Small Cap Growth Fund, and Congress All Cap Opportunity Fund did not have any capital loss carry-forwards. The Congress Mid Cap Growth Fund had $7,098,326 in long-term capital loss carry-forwards available for federal income tax purposes which do not expire and retain their original character.

As of October 31, 2017, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2017, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds  are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Funds’ net asset value per share. The Funds charged a 1.00% redemption fee on shares held less than 90 days, however, the redemption fee was eliminated for the Congress Large Cap Growth Fund and Congress Small Cap Growth Fund as of close of business day on September 15, 2017, and Congress Mid Cap Growth Fund and Congress All Cap Opportunity Fund as of April 30, 2016.  This fee was deducted from the redemption proceeds otherwise payable to the shareholder. The Funds retained the fee charged as paid-in capital and such fees became part of the Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

I.
Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended October 31, 2017, the following adjustments were made(a):

	Undistributed	Undistributed
	(Accumulated) Net	(Accumulated) Net Realized	Paid-In
Fund	Investment Income/(Loss)	Gain/(Loss) on Investments	Capital
Congress Large Cap Growth Fund	$237,543	$(25,208)	$(212,335)
Congress Mid Cap Growth Fund	—	13	(13)
Congress Small Cap Growth Fund	1,084,772	(9,679,289)	8,594,517
Congress All Cap Opportunity Fund	243	(70,678)	70,435

(a)	These differences were primarily due to net operating losses, the Large Cap Growth Fund merger discussed in Note 7, redemption in-kind, currency and distribution adjustments.

J.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Pursuant to the supplement filed with the SEC on December 19, 2017, the All Cap Opportunity Fund will change its name to the SMid Core Opportunity Fund, effective February 28, 2018.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Congress Asset Management Company, LLP (the “Advisor”) provides each Fund with investment management services under respective Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisor furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee. For the Congress Large Cap Growth Fund, effective after the close of business on September 15, 2017, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. Prior to the close of business on September 15, 2017, Century Capital Management, LCC (“CCM”), as advisor to the Century Shares Trust, was entitled to a monthly fee at the annual rate of 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million of the average daily net assets of the Century Shares Trust. For the Congress Mid Cap Growth Fund and the Congress All Cap Opportunity Fund, the Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Funds.  For the Congress Small Cap Growth Fund, effective after the close of business on September 15, 2017, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. Prior to the close of business on September 15, 2017, CCM, as advisor to the Century Small Cap Select Fund, was entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Century Small Cap Select Fund. The advisory fees incurred during the period ended October 31, 2017, are disclosed in the Statements of Operations.  Please see the following break out for the Congress Large Cap Growth Fund and Congress Small Cap Growth Fund of the advisory fees incurred between the Advisor and CCM for the period ended October 31, 2017. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

	Advisor	CCM
Congress Large Cap Growth Fund	$180,211	$1,551,754
Congress Small Cap Growth Fund	82,581	940,702

The Advisor has contractually agreed to limit each Fund’s expense ratio as follows by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed:

Congress Large Cap Growth Fund:			Congress Mid Cap Growth Fund:
	Prior*	Current		Prior*	Current
Retail	1.00%	1.20%	Retail	1.00%	1.10%
Institutional	0.75%	0.95%	Institutional	0.75%	0.85%

Congress Small Cap Growth Fund:			Congress All Cap Opportunity Fund:
		Current		Prior*	Current
Retail		1.55%	Retail	1.00%	1.25%
Institutional		1.30%	Institutional	0.75%	1.00%

*  Prior to April 30, 2017, these Funds had the expense limitations shown here. As of April 30, 2017, the current rates went into effect.

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

Each contract’s term is indefinite and may be terminated only by the Board of Trustees. The amount of fees waived and expenses reimbursed during the period ended October 31, 2017, are disclosed in the Statements of Operations.

At October 31, 2017, the remaining cumulative unreimbursed amounts paid and/or waived by the Advisor on behalf of the Congress Large Cap Growth Fund, Congress Mid Cap Growth Fund, Congress Small Cap Growth Fund, and Congress All Cap Opportunity Fund that may be reimbursed are $336,147, $782,851, $—, and $528,173 respectively. The Advisor may recapture a portion of the above amounts no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid.

Congress Large Cap Growth Fund:

Expiration	Amount
December 31, 2018	$141,080
December 31, 2019	147,422
October 31, 2020	47,645

Congress Mid Cap Growth Fund:		Congress All Cap Opportunity Fund:

Expiration	Amount	Expiration	Amount
December 31, 2018	$318,249	December 31, 2018	$197,813
December 31, 2019	366,720	December 31, 2019	203,891
October 31, 2020	97,882	October 31, 2020	126,469

The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement. Additionally, the Advisor may only be reimbursed if the amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense cap in place at the time of waiver or reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the period ended October 31, 2017, are disclosed in the Statements of Operations.  For the Congress Large Cap Growth Fund and Congress Small Cap Growth Fund, prior to the close of business on September 15, 2017, CCM served as the Funds’ fund administrator, ALPS Fund Services, Inc. served as the Funds’ sub-administrator, and Atlantic Fund Services served as the Funds’ transfer agent.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.  Prior to the close of business on September 15, 2017, State Street Bank and Trust served as the custodian to the Congress Large Cap Growth and Congress Small Cap Growth Funds, and ALPS Distributors, Inc. served as the distributor to these two Funds.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Retail Class shares.  The Plan provides that each Fund may pay a fee to the Distributor at an annual rate up to 0.25% of the average daily net assets of the Retail Class shares of each Fund. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the period ended October 31, 2017, are disclosed in the Statements of Operations.  Prior to the close of business on September 15, 2017, the Century Capital Management Trust adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Small Cap Select Fund.  The Plan authorized the Fund to pay up to 0.25% of the average daily net assets of the Fund’s Investor Shares class for distribution and shareholder services.  Please see the following break out for the Congress Small Cap Growth Fund of the distribution fees incurred between Quasar Distributors, LLC and ALPS Distributors, Inc. for the period ended October 31, 2017.

Quasar Distributors, LLC	ALPS Distributors, Inc.
$14,969	$108,696

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”), for Sub-Transfer Agent fees paid to third-party intermediaries, with respect to each Fund’s Retail and Institutional Shares. All Arrangements must be approved by the Board of Trustees.  For the period ended October 31, 2017, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows.

		Transfer Agent Fees
	Sub-Transfer Agent Fees	USBFS	Atlantic Fund Services
Congress Large Cap Growth Fund	$46,031	$4,506	$94,507
Congress Mid Cap Growth Fund	147,409	244,643	—
Congress Small Cap Growth Fund	57,919	7,222	51,943
Congress All Cap Opportunity Fund	5,915	42,823	—

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities for the period ended October 31, 2017, were as follows:

Fund	Purchases	Sales
Congress Large Cap Growth Fund	$57,091,071	$73,732,797
Congress Mid Cap Growth Fund	466,555,652	223,555,080
Congress Small Cap Growth Fund	55,004,625	107,524,696
Congress All Cap Opportunity Fund	10,267,457	8,704,852

There were no purchases or sales of long-term U.S. Government securities for the period ended October 31, 2017.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended October 31, 2017, and the periods ended October 31, 2016 and December 31, 2016, as applicable, were as follows:

Congress Large Cap Growth Fund:
	2017	2016
Distributions paid from:
Ordinary income	$1,485,307	$1,520,204
Long-term capital gain	2,527,073	6,301,503
	$4,012,380	$7,821,707

Congress Mid Cap Growth Fund:
	2017	2016	2015
Distributions paid from:
Ordinary income	$—	$960,661	$278,228
Long-term capital gain	3,014	5,518,333	1,972,200
	$3,014	$6,478,994	$2,250,428

Congress Small Cap Growth Fund:
	2017	2016
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	8,159,675	55,814,758
Return of capital	390,655	—
	$8,550,330	$55,814,758

Congress All Cap Opportunity Fund:
	2017	2016	2015
Distributions paid from:
Ordinary income	$44,154	$54,166	$238,989
Long-term capital gain	27,580	—	22,244
	$71,734	$54,166	$261,233

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

The components of accumulated earnings (losses) on a tax basis at October 31, 2017, were as follows*:

	Congress	Congress	Congress	Congress
	Large Cap	Mid Cap	Small Cap	All Cap
	Growth Fund	Growth Fund	Growth Fund	Opportunity Fund
Cost of Investments*	$169,881,765	$751,484,526	$53,651,989	$20,941,946
Gross tax unrealized appreciation	117,336,852	195,378,688	25,039,511	7,676,645
Gross tax unrealized depreciation	(391,416)	(12,760,710)	(755,156)	(533,393)
Net unrealized appreciation	116,945,436	182,617,978	24,284,355	7,143,252
Undistributed ordinary income	232,649	—	—	343,585
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	232,649	—	—	343,585
Other accumulated gains/(losses)	—	(7,443,415)	(717,649)	—
Total accumulated gains	$117,178,085	$175,174,563	$23,566,706	$7,486,837

  *  The difference between book and tax basis was primarily due to late year losses and capital loss carryovers.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities to be used for temporary or extraordinary purposes related to Fund redemptions. Congress Small Cap Growth Fund did not have a credit facility available as of October 31, 2017. Credit facility activity for the period ended October 31, 2017, was as follows:

	Congress	Congress	Congress
	Large Cap	Mid Cap	All Cap
	Growth Fund	Growth Fund	Opportunity Fund
Maximum Available Credit	$2,000,000	$30,000,000	$3,000,000
Largest Amount Outstanding on an Individual Day	—	—	—
Average Daily Loan Outstanding	—	—	—
Loan Outstanding as of October 31, 2017	—	—	—
Average Interest Rate	—	—	—

Interest expense for the period ended October 31, 2017, is disclosed in the Statement of Operations.

NOTE 7 – FUND REORGANIZATION

On May 25, 2017, the Board of Trustees of the Trust approved two plans of reorganization (the “Reorganizations”) whereby the Century Shares Trust and Century Small Cap Select Fund, each a series of Century Capital Management Trust, would merge into the Congress Large Cap Growth Fund and the newly created Congress Small Cap Growth Fund, respectively.  Both Reorganizations were effective as of the close of business on September 15, 2017.  As a result of the Reorganization, the Congress Large Cap Growth Fund’s Institutional Class has assumed the accounting and performance history of the Century Shares Trust.  As the Congress Small Cap Growth Fund had no history prior to the Reorganization, it assumed the accounting and performance history of the Century Small Cap Select Fund. As  a result of the Reorganizations, the Century Shares Trust and Century Small Cap Select Fund changed auditors, from Deloitte & Touche LLP to Tait, Weller & Baker LLP.

For the Congress Large Cap Growth Fund, the Reorganization was accomplished by a tax-free exchange of 10,069,790 Institutional shares of the Century Shares Trust for 9,110,113 Institutional shares of the Congress Large Cap Growth Fund.  At close of business on September 15, 2017, the net assets of the Century Shares Trust, the Congress Large Cap Growth Fund’s Institutional Class, and the Congress Large Cap Growth Fund’s Retail Class were $236,856,466, $47,708,513, and $4,300,279, respectively.  After the Reorganization, the net assets of the Congress Large Cap Growth Fund’s Institutional Class and the Congress Large Cap Growth Fund’s Retail Class were $284,564,979 and $4,300,279, respectively.  As the survivor for accounting and performance purposes, the total net assets of the Congress Large Cap Growth Fund at the close of business on September 15, 2017, included $200,014 of net investment income, $11,869 of undistributed realized gain on investments and $17,368,745 of unrealized appreciation on investments.

For the Congress Small Cap Growth Fund, the Reorganization was accomplished by a tax-free exchange of 1,862,132 Investor shares and 1,068,322 Institutional shares of the Century Small Cap Select Fund for 1,862,132 Retail shares and 1,068,322 Institutional shares of the Congress Small Cap Growth Fund, respectively.

CONGRESS FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 2017 (Continued)

The financial statements for the Congress Large Cap Growth Fund reflect the operations of the Century Shares Trust for the period prior to the Reorganization and the combined Fund for the period subsequent to the Reorganization.  Assuming the Reorganization had been completed on November 1, 2016, the Congress Large Cap Growth Fund’s pro forma results of operations for the year ended October 31, 2017, were as follows:

Net investment income	$2,014,200
Net realized gain on investments	5,835,076
Change in net unrealized appreciation/depreciation on investments	57,386,998
Net increase in net assets resulting from operations	$65,236,274

NOTE 8 – CHANGE IN INDEPENDENT AUDITOR

As of the close of business on September 15, 2017, pursuant to the Reorganizations, Deloitte & Touche LLP (“Deloitte”) was replaced as the Independent Registered Public Accounting Firm for Century Shares Trust and Century Small Cap Select Fund (the “Century Funds”). The reports of Deloitte on the financial statements of the Century Funds for the past two fiscal years ended October 31, 2016 and October 31, 2015 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years ended October 31, 2016 and October 31, 2015 and during the period from the end of the most recent fiscal year through September 15, 2017, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their report on the financial statements for such years.

NOTE 9 – SPECIAL MEETINGS OF SHAREHOLDERS (Unaudited)

At special meetings held on August 25, 2017, the shareholders of both the Century Shares Trust and the Century Small Cap Select Fund voted to approve the Reorganizations discussed in Note 7.  The results of these meetings are as follows:

Century Shares Trust into Congress Large Cap Growth Fund

For %	Against %	Abstain %
87.64%	6.21%	6.15%

Century Small Cap Select Fund into Congress Small Cap Growth Fund

For %	Against %	Abstain %
90.94%	3.23%	5.83%

CONGRESS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Congress Funds

We have audited the accompanying statements of assets and liabilities of the Congress Large Cap Growth Fund, Congress Mid Cap Growth Fund, Congress Small Cap Growth Fund and Congress All Cap Opportunity Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of October 31, 2017, with respect to Mid Cap Growth Fund and All Cap Opportunity Fund the related statements of operations for the ten month period ended October 31, 2017 and the year ended December 31, 2016, the statements of changes in net assets for the ten month period ended October 31, 2017 and each of the two years in the period ended December 31, 2016, and the financial highlights for the ten month period ended October 31, 2017 and each of the five years/periods in the period ended December 31, 2016, with respect to the Large Cap Fund and Small Cap Growth Fund the related statements of operations, statements of changes in net assets and financial highlights for the year ended October 31, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Large Cap Fund and the Small Cap Fund the statements of changes in net assets for the year ended October 31, 2016 and the financial highlights for each of the four years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 19, 2016 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 2, 2018

CONGRESS FUNDS

EXPENSE EXAMPLES For the Periods Ended October 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017), with the exception of Large Cap Growth – Retail Class (September 18, 2017 – October 31, 2017).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that redemption be made by wire transfer, a $15.00 fee is currently charged by the Funds’ transfer agent. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the examples.

The examples include, but are not limited to, investment advisory fees, fund administration, fund accounting, custody and transfer agent fees. However, the examples do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Congress Large Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	9/18/17	10/31/17	9/18/17 – 10/31/17
Retail Class Actual	$1,000.00	$1,031.40	$1.20(1)
Retail Class Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79(2)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	5/1/17	10/31/17	5/1/17 – 10/31/17
Institutional Class Actual	$1,000.00	$1,115.70	$5.12(3)
Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89(3)

(1)	Expenses are equal to the Class’ annualized expense ratio for the most recent period of 0.94% multiplied by the average account value over the period multiplied by 46/365 (to reflect the period).
(2)	Expenses are equal to the Class’ annualized expense ratio for the most recent period of 0.94% multiplied by the average account value over the period multiplied by 184/365 (to reflect the period).
(3)
Expenses are equal to the class annualized expense ratio for the most recent period of 0.96 multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year periods).

CONGRESS FUNDS

EXPENSE EXAMPLES For the Periods Ended October 31, 2017 (Unaudited) (Continued)

Congress Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	5/1/17	10/31/17	5/1/17 – 10/31/17
Retail Class Actual	$1,000.00	$1,078.30	$5.55(4)
Retail Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40(4)

Institutional Class Actual	$1,000.00	$1,080.10	$4.25(5)
Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13(5)

(4)
Expenses are equal to the Class’ annualized expense ratio for the most recent six-month period of 1.06% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

(5)
Expenses are equal to the Class’ annualized expense ratio for the most recent six-month period of 0.81% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Congress Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	5/1/17	10/31/17	5/1/17 – 10/31/17
Retail Class Actual	$1,000.00	$1,086.70	$8.05(6)
Retail Class Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78(6)

Institutional Class Actual	$1,000.00	$1,087.70	$6.79(7)
Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56(7)

(6)
Expenses are equal to the Class’ annualized expense ratio for the most recent six-month period of 1.53% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

(7)
Expenses are equal to the Class’ annualized expense ratio for the most recent six-month period of 1.29% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Congress All Cap Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	5/1/17	10/31/17	5/1/17 – 10/31/17
Retail Class Actual	$1,000.00	$1,100.80	$6.62(8)
Retail Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36(8)

Institutional Class Actual	$1,000.00	$1,102.80	$5.30(9)
Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09(9)

(8)
Expenses are equal to the Class’ annualized expense ratio for the most recent six-month period of 1.25% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

(9)
Expenses are equal to the Class’ annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

CONGRESS LARGE CAP GROWTH FUND
CONGRESS MID CAP GROWTH FUND
CONGRESS ALL CAP OPPORTUNITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2017, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Congress Asset Management Company, LLP (the “Advisor”) for the Congress Large Cap Growth Fund, Congress Mid Cap Growth Fund, and Congress All Cap Opportunity Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Congress Large Cap Growth Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the underperformance of the Congress Large Cap Growth Fund against its broad-based securities market benchmark for the one-year, three-year and five-year periods.  The Board also considered the Fund’s underperformance compared to the Advisor’s large cap growth composite for the one-year, three-year and five-year periods ended March 31, 2017, and the reasons given by the Advisor for that difference in performance.[1]

For the Congress Mid Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the one-year and three-year periods.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the one-year and three-year periods.  The Board also considered the Fund’s underperformance compared to the Advisor’s mid cap growth composite for the one-year and three-year periods ended March 31, 2017, and the reasons given by the Advisor for that underperformance.

For the Congress All Cap Opportunity Fund, the Board noted that the Fund outperformed its peer group median for the one-year and three-year periods.  The Board also considered the Fund’s underperformance against its broad-based securities market benchmark for the one-year and three-year periods.  The Board also noted that the Fund underperformed the Advisor’s all cap opportunity composite for the one-year and three-year periods ended March 31, 2017, and the Board considered the reasons given by the Advisor for that underperformance.

__________

[1]
The performance reviewed by the Board for the periods ended March 31, 2017 was the performance of the Congress Large Cap Growth Fund prior to the Reorganization effective at the close of business on September 15, 2017.  As a result of the Reorganization, the Congress Large Cap Growth Fund has assumed the accounting and performance history of the Century Shares Trust.

CONGRESS LARGE CAP GROWTH FUND
CONGRESS MID CAP GROWTH FUND
CONGRESS ALL CAP OPPORTUNITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to each Fund as compared to the fees charged by the Advisor to its similarly managed separate account clients differed due to a number of factors.

For the Congress Large Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.20% for the Fund’s Retail Class shares and 0.95% for its Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was among the lowest of its peer group median and average and its net expense ratio (less Rule 12b-1 fees) was below its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Congress Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.10% for the Fund’s Retail Class shares and 0.85% for its Institutional Class shares (the “Expense Caps”), and noted that the Fund was currently operating below these levels.  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were among the lowest its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

For the Congress All Cap Opportunity Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund’s Retail Class shares and 1.00% for its Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were among the lowest of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.  The Board also considered that, with respect to the Congress Mid Cap Growth Fund, the annual expense ratio for all classes had declined to levels below the respective Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds.  The Board considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” and Rule 12b-1 fees paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

CONGRESS SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on May 25, 2017, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Congress Small Cap Growth Fund (the “Fund”), a new series of Professionally Managed Portfolios with Congress Asset Management, LLC (the “Adviser”).  At this meeting and at a prior meeting held on March 2-3, 2017, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Adviser that would be involved in the day-to-day activities of the Funds.  The Board considered that, in connection with the reorganization of the Century Small Cap Select Fund into the Fund, additional investment personnel would be employed by Congress to assist in managing the Fund.  The Board reviewed the proposed services the Adviser would provide to the Fund, including services that extended beyond portfolio management and the receipt of any additional fees by the Adviser or its affiliates.  The Board considered that Congress currently manages separately managed accounts with a small cap strategy similar to the proposed Fund.  The Board also considered the structure of the Adviser’s compliance procedures and the trading capability of the Adviser.  After reviewing the Adviser’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.	The Fund’s historical performance and the overall performance of the Adviser. As the Fund was newly created, the Board was unable to review the performance of the Fund.
3.
Costs of Services Provided and Profits Realized by the Adviser.  In considering the proposed advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds as determined by Morningstar, as well as all expense waivers and reimbursements.  The Trustees noted that the Adviser had contractually agreed to maintain certain annual expense ratios for the Fund.

The Board noted that the proposed advisory fee was 0.85% of average net assets.  The Board also noted that the Adviser had contractually agreed to limit the expenses of the Fund to 1.55% and 1.30% for the Retail and Institutional Classes, respectively, (before acquired fund fees and expenses, brokerage commissions, etc.).  The Trustees also noted that the proposed advisory fee was in line with its category peer group median, while the Fund’s current net expense ratio was above its category peer group median.

The Board concluded that the fees to be received by the Adviser were fair and reasonable.
4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Adviser as the assets of the Fund grows.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, as it had yet to commence operations, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of the Adviser from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser from advising the Fund.  The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

CONGRESS FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex(2)	Directorships
Name, Address	with	Length of		Overseen	Held During
And Age	the Trust(1)	Time Served	Principal Occupation During Past Five Years	by Trustees	the Past 5 Years
Independent Trustees of the Trust(1)
Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	4	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Funds (34 series),
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset		PNC Advantage
Fund Services, LLC			Management (investment adviser and manager) and		Funds (1 series).
2020 E. Financial Way			formerly, President, Value Line, Inc. (investment
Suite 100			advisory and financial publishing firm).
Glendora, CA 91741
Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	4	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate.)
Glendora, CA 91741
Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	4	Interested Trustee,
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Direxion Funds
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp		(24 series),
Fund Services, LLC		2011.	Fund Services, LLC 1997-2013.		Direxion Shares
2020 E. Financial Way					ETF Trust (142
Suite 100					series) and
Glendora, CA 91741					Direxion Insurance
Trust.
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	4	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	4	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, AMG
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Funds (67 series);
Fund Services, LLC					Advisory Board
2020 E. Financial Way					Member,
Suite 100					Sustainable
Glendora, CA 91741					Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

CONGRESS FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex(2)	Directorships
Name, Address	with	Length of		Overseen	Held During
And Age	the Trust(1)	Time Served	Principal Occupation During Past Five Years	by Trustees	the Past 5 Years
Officers of the Trust
Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February
Glendora, CA 91741		2008.
Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1973)	President	Term; Since	LLC, since June 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2017.
Fund Services, LLC	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services, LLC since October 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2017.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	since August 2004.
Fund Services, LLC	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

CONGRESS FUNDS

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Congress Large Cap Growth Fund	100.00%
Congress Mid Cap Growth Fund	0.00%
Congress Small Cap Growth Fund	0.00%
Congress All Cap Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended October 31, 2017, was as follows:

Congress Large Cap Growth Fund	100.00%
Congress Mid Cap Growth Fund	0.00%
Congress Small Cap Growth Fund	0.00%
Congress All Cap Opportunity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(K)(2)(C) for the Funds were as follows:

Congress Large Cap Growth Fund	99.27%
Congress Mid Cap Growth Fund	0.00%
Congress Small Cap Growth Fund	0.00%
Congress All Cap Opportunity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (888) 688-1299. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (888) 688-1299.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling (888) 688-1299.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and annual and semi-annual reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 688-1299 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (888) 688-1299. Furthermore, you can obtain the SAI on the SEC’s website www.sec.gov or the Funds’ website www.congressasset.com.

(This Page Intentionally Left Blank.)

CONGRESS FUNDS

PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us verbally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report.

Advisor
CONGRESS ASSET MANAGEMENT COMPANY
2 Seaport Lane
Boston, Massachusetts  02210

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Congress Large Cap Growth Fund
Retail Class	Institutional Class
Symbol – CAMLX	Symbol – CMLIX
CUSIP – 742935216	CUSIP – 74316J789

Congress Mid Cap Growth Fund
Retail Class	Institutional Class
Symbol – CMIDX	Symbol – IMIDX
CUSIP – 74316J466	CUSIP – 74316J458

Congress Small Cap Growth Fund
Retail Class	Institutional Class
Symbol – CSMVX	Symbol – CSMCX
CUSIP – 74316P728	CUSIP – 74316P710

Congress All Cap Opportunity Fund
Retail Class	Institutional Class
Symbol – CACOX	Symbol – IACOX
CUSIP – 74316J482	CUSIP – 74316J474

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Congress Large Cap Growth Fund

	FYE 10/31/2017	FYE 12/31/2016
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Congress Mid Cap Growth Fund

	FYE 10/31/2017	FYE 12/31/2016
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Congress Small Cap Growth Fund

	FYE 10/31/2017	FYE 12/31/2016
Audit Fees	$20,900	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	N/A
All Other Fees	N/A	N/A

Congress All Cap Opportunity Fund

	FYE 10/31/2017	FYE 12/31/2016
Audit Fees	$20,900	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E Richards
Elaine E Richards, President/Principal Executive Officer

Date    January 9, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    January 4, 2018

* Print the name and title of each signing officer under his or her signature.